EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2023
EVENTS AFTER THE REPORTING PERIOD
EVENTS AFTER THE REPORTING PERIOD

26.EVENTS AFTER THE REPORTING PERIOD

(a)POTENTIAL ACQUISITION OF CONTACT GOLD

On February 25, 2024, the Company and Contact Gold Corp. (“Contact”) (a public company listed on the TSX Venture Exchange) entered into an arrangement agreement (the “Arrangement Agreement”) whereby the Company will acquire all of the issued and outstanding common shares of Contact (the “Contact Shares”) pursuant to a court-approved plan of arrangement (the “Transaction”).

Under the terms of the Arrangement Agreement, each holder of Contact Shares will receive, for each Contact Share held, 0.0063 of an Orla common share. The Arrangement Agreement includes certain customary provisions, including non-solicitation provisions and the payment of a break fee payable in certain circumstances, as well as certain representations, covenants and conditions which are customary for a transaction of this nature. The Transaction will be effected by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), requiring Contact securityholder approval. In addition to court and securityholder approvals, the Transaction is subject to stock exchange approval and the satisfaction of certain other closing conditions customary in transactions of this nature. The Transaction is expected to close on or about April 29, 2024.

Consequently, we expect to issue approximately 2.2 million common shares of the Company in respect of Contact Shares under the Transaction.

As a result of this transaction, we expect that our total assets and total equity will increase by approximately $8 million and will not have a material effect on the earnings or cashflows of the Company during 2024.